SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------


                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 20, 2003


                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



          Delaware                 1-9494                  13-3228013
(State or other jurisdiction    (Commission                (I.R.S. Employer
      of  incorporation)        File Number)              Identification No.


  727 Fifth Avenue, New York, New York                         10022
(Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:  (212) 755-8000

Item 5.   Other Events.

          On November 20, 2003, Registrant issued a press release announcing the Board of Directors of Tiffany & Co. (NYSE-TIF) has extended the Company's stock repurchase program until November 30, 2006 and increased the remaining authorization by $100 million. As increased and extended, the program authorizes up to $116.5 million of repurchases of the Company's outstanding Common Stock in addition to those which have already been made.

          A copy of the  November 20, 2003 press  release is attached  hereto as
          Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated November 20, 2003

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TIFFANY & CO.


                                 BY: /s/ Patrick B. Dorsey
                                     -------------------------------
                                     Patrick B. Dorsey
                                     Senior Vice President, Secretary
                                     and General Counsel


Date: November 20, 2003

                                  EXHIBIT INDEX


Exhibit No.       Description

99.1              Press Release for Tiffany & Co. dated November 20, 2003.